UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2021

LIVEXLIVE MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38249	98-0657263
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

269 South Beverly Drive, Suite 1450

Beverly Hills, CA 90212

(Address of principal executive offices) (Zip Code)

(310) 601-2500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	LIVX	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2021, Timothy Spengler notified LiveXLive Media, Inc. (the “Company”) that he was retiring from service on the Company’s board of directors (the “Board”), effective immediately. Mr. Spengler previously served as a director of the Company since September 2017. At the time of his resignation, Mr. Spengler served on the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board.

Mr. Spengler’s resignation is not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The Company anticipates that one or more existing independent members of the Board will be appointed to the Nominating and Corporate Governance Committee to fill the vacancy created by Mr. Spengler’s resignation.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The Board approved Amendment No. 1 (“Amendment No. 1”) to the Company’s Bylaws (the “Bylaws”), which was adopted effective as of January 11, 2021. Pursuant to Amendment No. 1, Section 3.11 of the Bylaws was amended and restated to conform the Bylaws to the requirements of General Corporation Law of the State of Delaware to state that subject to the rights of the holders of the shares of any series of the Company’s preferred stock, any individual director of the Company may be removed from office, with or without cause, at any time by the affirmative vote of holders of shares of the Company’s capital stock issued and outstanding entitled to vote at an election of directors representing at least the majority of the votes entitled to be cast thereon. The preceding summary is qualified in its entirety by reference to Amendment No. 1, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description
3.1*	Amendment No. 1 to the Bylaws of the Company.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEXLIVE MEDIA, INC.

Dated: January 14, 2021	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Chief Executive Officer and Chairman of the Board of Directors

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